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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints William W. Winspear, Robert L. Winspear and James E. O'Bannon, and any of them, the true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, to sign on behalf of Associated Materials Incorporated, a Delaware corporation (the "Company"), and on behalf of the undersigned in my capacity as an officer and/or a director of the Company, one or more Registration Statements on Form S-8 or any other appropriate form (the "Registration Statement"), under the Securities Act of 1933, as amended, with respect to the Common Stock, par value $.0025 per share, of the Company issuable pursuant to the Associated Materials Incorporated Amended and Restated 1994 Stock Incentive Plan and to sign any or all amendments and any or all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney or attorneys-in-fact, and any of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned may or could in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have executed this Power of Attorney effective as of May 24, 2001.


/s/ William W. Winspear                   /s/ James F. Leary
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William W. Winspear                       James F. Leary


/s/ Michael Caporale, Jr.                 /s/ Alan B. Lerner
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Michael Caporale, Jr.                     Alan B. Lerner


/s/ Richard I. Galland                    /s/ A.A. Meitz
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Richard I. Galland                        A.A. Meitz


/s/ John T. Gray                          /s/ Robert L. Winspear
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John T. Gray                              Robert L. Winspear